Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Ozark Trust and Investment Corporation acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Company Profile

- **Ticker: SFNC**
- **Since 1903**
- **$8 Billion** Total Assets
- **4 State Footprint**
- **$1.4 Billion** Market Cap
- **History of strong asset quality**
- **Top 50 Agricultrure Lender in the Country** (1)
- **Top 50 SBA Lender in the Country** (2)
- **Excellent non-interest income** (non-banking business units)



Kansas
Missouri
Arkansas
Tennessee

(1) Source: American Bankers Association's list of the Top 100 Farm Lenders Ranked by Dollar Volume (includes First State and Liberty Bank)
(2) Source: US Small Business Administration's list of the Top 100 SBA Lenders Ranked by Dollar Volume for Fiscal Year 2014 (includes First State and Liberty Bank)

Company Footprint



Salina
Topeka
Kansas City
Overland Park
Olathe
KS
Sedalia
St Louis
MO
Jefferson City
IL
IN
Indianapolis
Louisville
Evansville
Frankfort
Wichita
MISSOURI
Joplin
Springfield
KY
KENTUC
Sikeston
Poplar Bluff
Osage
I.R.
Clarksville
OKLAHOMA
Rogers
Fayetteville
Union City
Nashville
Jonesboro
TN
Oklahoma City
OK
TENNESSEE
Jackson
Knoxville
Memphis
Ft Smith
Huntsville
Chattanc
Little Rock
ARKANSAS
Hot Springs
Pine Bluff
Wichita Falls
Atlanta
GA
Birmingham
AL
MS
El Dorado
Lake Village
Fort Worth
Irving
TX

Four Strategic Acquisitions

Metropolitan National Bank — Nearby & Neighborly

Announced:	Sep. 2013
Closed:	Nov. 2013
System Conversion:	Mar. 2014

- $945 million in Assets and $370 million in Trust Assets
- Section 363 Bankruptcy
- Markets: Little Rock MSA and Northwest Arkansas
- Purchase Price: $53.6 million (0.90X TBV)
- Internal Rate of Return > 25%
- Cost Savings of 35% to 40%

EPS Accretion +35%

Delta Trust — Delta Trust & Bank

Announced:	Mar. 2014
Closed:	Aug. 2014
System Conversion:	Oct. 2014

- $455 million in Assets and $813 million in Trust Assets
- Markets: Little Rock MSA, Northwest AR and South AR
- Purchase Price: $63 million (15.4X LTM Earnings & 1.53X TBV)
- Internal Rate of Return > 22%
- Cost Savings of 35%

First State

Announced:	May 2014
Closed:	Feb. 2015
System Conversion:	Sep. 2015

- $2.0 billion in Assets
- Markets: Tennessee (Union City, Nashville, Knoxville, Jackson & Memphis)
- Purchase Price: $278 million (12.1X LTM Earnings & 1.68X TBV)
- Internal Rate of Return > 18%
- Cost Savings of 20%

Liberty Bancshares, Inc

Announced:	May 2014
Closed:	Feb. 2015
System Conversion:	Apr. 2015

- $1.1 billion in Assets
- Markets: Missouri (Springfield, Joplin and Branson)
- Purchase Price: $220 million (12.0X LTM Earnings & 1.97X TBV)
- Internal Rate of Return > 19%
- Cost Savings of 25%

EPS Accretion +40%

Trust Company of the Ozarks Acquisition

TCO TRUST COMPANY of the OZARKS

Announced: April 2015
Expected closing: Q3 2015

- $1 billion in assets under management
- 1,300+ client base
- Market: Southwest Missouri
- Purchase Price: $20.7 million (75%Stock / 25% cash) [1]
- Cost Savings of 15%
- Immediately accretive to earnings

Transaction Multiples [1]:

- Price / 2014 Revenue 3.4X
- Price / 2014 EBITDA 10.2X
- Price / 2014 Net Income 16.9X
- Price / AUM 2.00%

Key Financial Highlights

(Dollars in 000's)	2011	2012	2013	2014
# of Accounts	1,097	1,203	1,296	1,335
AUM ($)	694,000	797,000	926,000	1,029,000
Revenue	4,104	4,676	5,278	5,884
Pre-Tax Income	1,031	1,231	1,644	1,861
Net Income	646	764	1,024	1,181

Assets Under Management Growth



$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 16%
$495
$660
$694
$797
$926
$1,029
2009
2010
2011
2012
2013
2014

Overview

- Established in 1998. TCO is one of the region's strongest and soundest trust and investment management firms
- Operates under a state non-depository trust charter
- Experienced staff with more that 200 combined years of experience
- Proven ability to grow AUM, with over $1 billion in AUM and 16% CAGR since 2007
- Returns have consistently exceeded benchmarks
- Relationship focus drives new business and AUM growth
- TCO is the only independent trust company in Missouri outside of St. Louis or Kansas City

Clients and Products

- Almost 90% of new business referrals in 2014 were from attorneys, CPAs, insurance professionals and current clients
- Products include investment management, trust services, personal representatives (executor of wills) and custodial services

(1) Net purchase price is $20.0 million (less SFNC's existing ownership in OTIC). Consideration % and multiples are based on the net purchase price.

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
January 11, 1999
Bank of Lincoln
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
TCO
Liberty
February 27, 2015
Delta Trust
August 31, 2014
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Dermott State Bank
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
First Bank of Arkansas
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Southwest Community Bank
May 14, 2010
Southwest Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Timeline for Conversion and Integration

2014		
Mar:	✔	Convert MNB, integrate 35 branches and close 27 branches
Apr:	✔	Regulatory filings *(Charter Consolidation & Delta Trust)*
May:	✔	Convert 3 legacy charters *(SFB-NEA, SFB-Searcy, & SFB-Hot Springs)*
Jun:	✔	Regulatory approval *(Delta Trust)*
Jul:	✔	Regulatory filings *(First State & Liberty)*
	✔	File S-4 *(Delta Trust)*
	✔	File S-4's *(Combined – First State and Liberty Bank)*
Aug:	✔	Close on Delta Trust *(Delta Trust Shareholder meeting)*
	✔	Convert remaining 3 legacy charters *(Russellville, El Dorado, & Lake Village)*
Oct:	✔	Delta Trust conversion
Nov:	✔	Shareholder meetings *(SFNC, First State & Liberty)*
2015		
Feb:	✔	Close on First State Bank (Community First)
	✔	Close on Liberty Bank
Apr:	✔	Convert Liberty Bank
Aug:		Close on Trust Company of the Ozarks
Sep:		Convert First State Bank
Dec:		Convert and integrate Trust Company of the Ozarks

Regional Structure



Salina
Topeka
Kansas City
Olathe
Overland Park
Sedalia
Jefferson City
MO
KS
IL
IN
Wichita
MISSOURI
Joplin
Springfield
Poplar Bluff
Louisville
Evansville
Frankfort
KY
Osage I.R.
Oklahoma City
OK
Rogers
Fayetteville
Jonesboro
Union City
Memphis
Jackson
TENNESSEE
TN
Knoxville
Ft Smith
Little Rock
Huntsville
Hot Springs
Pine Bluff
Wichita Falls
El Dorado
Lake Village
MS
Atlanta
GA
Birmingham
AL
Fort Worth
1
2
3
4
5

Regional Management Oversight

- Regional Chairman / EVP
- Regional Sr. Credit Officer
- Regional Operations Manager
- Regional Sales Manager

1 South AR Region

- Loans $0.4B
- Deposits $1.1B

2 Central/NE AR Region

- Loans $1.2B
- Deposits $1.8B

3 Northwest AR Region

- Loans $0.4B
- Deposits $0.6B

4 Missouri\Kansas Region

- Loans $1.2B
- Deposits $1.3B

5 Tennessee Region

- Loans $1.2B
- Deposits $1.6B

Market Demographics and Deposit Market Share

Market	2015 Population (millions)	2015 Median HH Income ($)	2010-2015 Pop. Growth	2015-2020 Pop. Growth	SFNC Deposits ($mm)	Deposit Market Rank	Total Deposits (state or Market, $ in millions)
Arkansas	3.0	42,882	2.04	2.10	3,664	3	53,706
Tennessee	6.6	45,247	3.41	3.54	1,555	13	122,070
Missouri	6.1	47,593	1.35	1.50	1,089	17	133,319
Kansas	2.9	52,551	1.99	2.08	164	81	66,411
National Average		**53,706**	**3.47**	**3.52**			
Arkansas Major MSAs							
Little Rock, AR(MSA)	0.735	49,863	5.0	4.2	1,216	6	14,642
Little Rock, AR (city)					*857*	*3*	*8,457*
Fayetteville-Springdale-Rogers	0.505	48,823	9.1	6.7	279	7	8,552
Tennessee Major MSAs							
Nashville, TN	1.801	53,022	7.8	6.5	314	23	44,071
Jackson, TN	0.131	44,490	0.8	1.9	108	8	2,029
Knoxville, TN	0.860	44,852	2.6	3.1	53	30	14,748
Memphis, TN	1.347	47,676	1.7	2.1	96	37	23,722
Missouri\Kansas Major MSAs							
Springfield, MO	0.455	43,859	4.1	3.5	488	4	8,271
St. Louis, MO	2.807	54,888	0.7	0.9	96	70	69,322
Kansas City, MO/KS	2.076	56,792	3.3	3.0	72	73	46,552
Johnson County, KS	*0.577*	*74,131*	*6.1*	*5.0*	*45*	*40*	*16,006*
Wichita, KS	0.640	49,124	1.5	1.8	36	44	13,810

Non-Banking Business Units

Simmons First Credit Cards

- $171 million nationwide credit card portfolio
- Gross yield over 11.6%
- History of excellent credit quality
  - 1.22% net charge-offs (2014)

Simmons First Trust Company

- $3.5 billion in trust assets
  - $4.5 billion pro forma with TCO
- Profit margin of 30%

Simmons First Finance Company (1)

- $50 million consumer portfolio
- Gross yield over 12.7%
- Good regulatory compliance track record
- Strong credit quality
  - 1.10% net charge-offs (2014)

Simmons First Investment Group

- Retail Group
  - $1 billion in assets under management
- Institutional Group
  - Bank Broker Dealer

Simmons First Mortgage

- ~$500 million mortgage originations (2014)
- 76% purchase vs. 24% refinance

Simmons First Insurance Services, Inc.

- Middle Market Property & Casualty Commercial Clients
- 8 offices, with expansion plan into other markets

(1) Subsidiary company will be rebranded as Simmons First in the last half of 2015 (currently First State)

Revenue Opportunities

	Simmons Bank	Delta Trust	First State	Liberty Bancshares, Inc.
Credit Cards	✔			
Trust\Wealth Mgmt.	✔	✔		✔ TCO
Investments	✔	✔		
Agriculture Lending	✔			
Equipment Finance	✔			
Insurance (P&C)		✔	✔	
Consumer Finance			✔	
SBA Lending			✔	✔

- **None of our accretion estimates include the potential benefits of expanding these business lines**

2014 and Q1-2015 Financial Highlights

2014 Results	2013 Earnings	2014 Earnings	Change $	Change %	2013 EPS	2014 EPS	Change $	Change %
GAAP Results	$23,231	$35,688	$12,457	54%	$1.42	$2.11	$0.69	49%
Non-recurring items	4,381	3,019	(1,362)		0.27	0.18	(0.09)	
Core Results	**$27,612**	**$38,707**	**$11,095**	**40%**	**$1.69**	**$2.29**	**$0.60**	**36%**
ROA, Core	0.77%	0.86%						
ROTE, Core	7.54%	11.89%						
Efficiency Ratio, Core	71.3%	67.2%						
NIM	4.21%	4.47%						
NIM, Core	3.66%	3.81%						

Q1-2015 Results	Q1-14 Earnings	Q1-15 Earnings	Change $	Change %	Q1-14 EPS	Q1-15 EPS	Change $	Change %
GAAP Results	$4,352	$8,709	$4,357	100%	$0.27	$0.39	$0.12	44%
Non-recurring items	3,130	6,991	3,861		0.19	0.31	0.12	
Core Results	**$7,482**	**$15,700**	**$8,218**	**110%**	**$0.46**	**$0.70**	**$0.24**	**52%**
ROA, Core	0.69%	1.10%						
ROTE, Core	9.96%	13.84%						
Efficiency Ratio, Core	72.6%	62.2%						
NIM	4.54%	4.34%						
NIM, Core	3.76%	3.86%						

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...) . Core NIM excludes interest accretion from excess credit mark. Core results are non-GAAP measurements.

SFNC: Performance Trends

Core ROA



1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.83%
0.76%
0.81%
0.77%
0.86%
1.10%
2010
2011
2012
2013
2014
Q1-15

Core ROTE



15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
8.26%
7.43%
7.81%
7.54%
11.89%
13.84%
2010
2011
2012
2013
2014
Q1-15

Core Efficiency Ratio



75%
70%
65%
60%
55%
50%
65.28%
67.86%
70.17%
71.28%
67.22%
62.24%
2010
2011
2012
2013
2014
Q1-15

Core Diluted EPS



$3.53
$3.03
$2.53
$2.03
$1.53
$1.03
$0.53
$0.03
$1.51
$1.45
$1.59
$1.69
$2.29
$3.11
Analyst Consensus as of 3/31/15
2010
2011
2012
2013
2014
2015

Simmons First National Corporation

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...). Core results are non-GAAP measurements.

Financial Highlights

Pre-acquisitions (March 2013) compared to March 2015

	March 2013 Actual	March 2015 Actual
Assets	$3.5B	$7.8B
Loans, net of discounts	$1.8B	$4.6B
Deposits	$2.9B	$6.3B
Investment Security Portfolio	$0.7B	$1.6B
LTM Core Diluted Earnings Per Share (1)	$1.59	$2.53
Common shares outstanding	16.5M	29.9M
Tangible book value per share	$20.73	$20.78
NPA (2)	0.94%	0.45%
TCE Ratio	9.84%	8.32%
Regulatory Leverage Ratio	10.83%	13.34%
Market Capitalization	$0.4B	$1.4B
% Institutional ownership	45%	28%
% Index ownership	15%	9%

(1) Excludes non-recurring income and expense items (non-GAAP)
(2) Excludes acquired assets

Total Deposits

March 31, 2015 *($ in millions)*	SFNB *(Legacy)*	First State Bank	Liberty Bank	SFNC Consolidated
Non-Interest Bearing	$862	$113	$149	$1,124
Interest Bearing Transactions	2,061	1,022	545	3,628
Time Deposits	909	431	183	1,523
Total Deposits	**$3,832**	**$1,566**	**$877**	**$6,275**
Non-Interest Bearing\Deposits	22%	7%	17%	18%
Non-Time Deposits\Deposits	76%	72%	79%	76%

Cost of Interest Bearing Deposits (MRQ)	0.29%	0.47%	0.34%	0.34%

Source: SNL Financial

Loan Portfolio

State	Total Loans	% of Total
AR	$2.0B	44%
TN	$1.2B	25%
MO\KS	$1.2B	26%
Other [1]	$0.2B	4%

Re-pricing [2]	% of Total
Variable, Adjustable or Fixed < 1 YR Maturity	39%
Fixed Rate	61%

CRE-Loans [2]	% of Total
Owner Occupied	47%
Non-owner Occupied	53%

Total Loan Portfolio
$4.6 billion

March 31, 2015


Construction
5%
Single-Family
Residential
37%
Commercial
Real Estate
32%
Commercial
14%
Agricultural
2%
Consumer
10%

(1) Includes credit card, indirect, & equipment finance (nationwide)
(2) Simmons Bank only

Loan Growth

Quarter over Quarter Loan Growth

$ in millions	Q1-2014	Q1-2015	Change $	Change %
Legacy Loans (2)	**$1,780**	**$2,116**	**$336**	**19%**
Acquired Loans, not covered by FDIC Loss Share (1)	450	2,418	1,968	437%
Acquired Loans, covered by FDIC Loss Share (1)	138	103	(35)	(25%)
Total Loans	**$2,368**	**$4,637**	**$2,269**	**96%**

(1) Acquired loans net of discounts
(2) Growth of $192 million, or 10.8% excluding acquired migrated loans

Credit Quality: Legacy Portfolio

Legacy excludes acquired loans and OREO

$ in millions	2007	2008	2009	2010	2011	2012	2013	2014	Q1 2015
NPL (3) – SFNC	**0.60**	**0.81**	**1.35**	**1.98**	**1.74**	**1.42**	**1.07**	**0.74**	**0.81**
NPL (3) – All US Banks (1)	*0.93*	*2.19*	*4.41*	*4.15*	*4.11*	*3.36*	*2.67*	*2.07*	*(4)*
NPA – SFNC	**0.51**	**0.64**	**1.12**	**1.12**	**1.18**	**0.96**	**0.66**	**0.54**	**0.45**
NPA – All US Banks (1)	*0.90*	*1.96*	*3.81*	*3.69*	*3.53*	*2.91*	*2.30*	*1.72*	*(4)*
Net Charge-offs – SFNC (2)	**0.16**	**0.30**	**0.38**	**0.52**	**0.30**	**0.26**	**0.15**	**0.20**	**0.09**
Net Charge-offs – All US Banks (1)	*0.62*	*1.34*	*2.67*	*2.67*	*1.64*	*1.12*	*0.70*	*0.49*	*(4)*

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excludes Credit Card net charge-offs
(3) Includes TDRs
(4) Peer data not available

Credit Quality: Credit Card Portfolio



History of Strong Asset Quality
(Net Charge-offs)
Net Charge-off %
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
1991 Recession
2001 Recession
2008 "The Great Recession"
4.9%
1.3%
6.6%
2.1%
10.5%
2.6%
3.5%
1.3%
*
*
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
SFNC
Industry

* Federal bankruptcy reform impacted charge-offs in 2005

Credit Quality: Consumer Finance Company

	Average Balance *($ in millions)*	Net Charge-off (%)	Weighted Average Yield (%)
2006	33.3	**1.23**	14.1
2007	37.3	**1.44**	14.3
2008	47.7	**3.16**	14.2
2009	54.0	**2.83**	13.5
2010	53.0	**1.80**	13.4
2011	50.6	**1.35**	13.6
2012	47.9	**1.42**	13.4
2013	48.1	**0.87**	13.0
2014	50.5	**1.10**	12.7

Note: Currently First State Consumer Finance Company, will be rebranded to Simmons First in the last half of 2015

Credit Quality: Loan and Credit Coverage

$ in millions	Actual 3/31/15	Coverage
Legacy Loan Portfolio	**2,115**	
Allowance for Loan Loss	(29)	1.4%
Loans acquired, not covered by FDIC loss share	**2,491**	
Loan discount	(73)	2.9%
Loans acquired, covered by FDIC loss share	**127**	
Loan Discount	(24)	18.9%
Total Loans, before discounts	**4,733**	
Total allowance for loan loss and loan discount	(126)	2.7%

Consistent Dividend History

Current Dividend Yield 2.0%



Dividend per share
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.28
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
106 Consecutive Years

1 Year Total Shareholder Return

(Dividends + Stock Appreciation)

4/1/14 – 3/31/15


SFNC +24.6%
SNL U.S. Bank Index +3.9%
30
25
20
15
10
5
0
-5
-10
Total Return (%)
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
SFNC
SNL U.S. Bank

Simmons First National Corporation

Source: SNL Financial

Long-term Shareholder Return

(Dividends + Stock Appreciation)

Pre-economic downturn 12/31/07 – 3/31/15


SFNC +110.2%
SNL U.S. Bank Index -1.3%
150
100
50
0
-50
-100
Total Return (%)
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
SFNC
SNL U.S. Bank

Source: SNL Financial

Investment Profile

Market Data as of 3/31/15	SFNC
Stock Price	$45.47
52 week price range	$34.62 - $46.38
Common Shares Outstanding	29.8 million
Market Capitalization	$1.4 billion
% Institutional Ownership	~28%
% Index Ownership	~9%
Valuation & Per Share Data	
Price / LTM EPS	17.8x
Price / 2015 EPS (1)	14.6x
Price / 2016 EPS (1)	13.3x
Price / Tangible Book	2.2x

(1) based upon analyst consensus as of March 31, 2015 (2015: $3.11 and 2016: $3.41)

Strategic Focus: 2015 – 2016

- "Table Stakes"
  - ❖ Asset Quality
  - ❖ Regulatory Compliance
- Integration of acquisitions
- Internal revenue opportunities
- Branding in new markets and product enhancement
- $10 billion threshold
- Acquisitions
  - Traditional banking – enhance current footprint and consider expanding into adjoining states (inside-out strategy)
  - Non-banking – trust, investments, insurance and credit card

Why Simmons First?

- **Multiple paths to above average earnings growth**
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
  - Rising interest rates
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield**

Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office